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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 25, 2016

HF FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD	57104
(Address of principal executive offices)	(Zip Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 25, 2016, HF Financial Corp. (the “Company”) issued a press release regarding results for the quarter ended December 31, 2015.

The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit 99.1, which is incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference in to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01           OTHER EVENTS.

Quarterly Cash Dividend

 The Company announced on January 25, 2016, that it would pay a quarterly cash dividend of 11.25 cents per common share for the second quarter of the 2016 fiscal year. The dividend is payable February 19, 2016 to stockholders of record February 12, 2016.
A copy of the Company’s December 31, 2015 press release regarding these matters is attached as Exhibit 99.1.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits:

99.1                        Press Release dated January 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date:	January 25, 2016	By:	/s/ Stephen M. Bianchi
Stephen M. Bianchi, President
and Chief Executive Officer
(Duly Authorized Officer)

Date:	January 25, 2016	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President,
Chief Financial Officer, and Treasurer
(Principal Financial Officer)